HIGHLAND FUNDS I

Highland/iBoxx Senior Loan ETF (the “Fund”)

Supplement dated September 22, 2020 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated October 31, 2019, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and the SAI.

Effective immediately, Jon Poglitsch will no longer serve as the portfolio manager of the Fund. Effective immediately, David Owens has been added as portfolio manager of the Fund and is primarily responsible for the Fund’s investments. Accordingly, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1.	All references to Mr. Poglitsch contained in the Fund’s Summary Prospectus, Prospectus and SAI are hereby deleted.

2.	The following paragraph and table are hereby added under the “Portfolio Management” section of the Summary Prospectus and the corresponding section of the Prospectus:

The portfolio manager for the Fund is David Owens. Mr. Owens has managed the Fund since September 2020:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
David Owens	Less than 1 year	Senior Trading and Structured Products Analyst

3.	The following paragraphs are hereby added under the “Management of the Fund – Portfolio Manager” section of the Prospectus:

The portfolio of the Fund is managed by David Owens. Mr. Owens has managed the Fund since September 2020.

Mr. Owens is a Senior Trading and Structured Products Analyst at Highland Capital Management, L.P. (“HCMLP”) He is responsible for HCMLP’s credit trading and structuring, analyzing, and marketing HCMLP’s CLOs and other structured products transactions. Prior to joining HCMLP in September 2015, Mr. Owens served as a Senior Financial Analyst at Bank of America in the Corporate Investments group and the Enterprise Capital Management group. He received a BS in Commerce with concentrations in Finance and Management from the University of Virginia. Mr. Owens has earned the right to use the Chartered Financial Analyst designation.

4.	The following paragraph and table are hereby added under the “Information Regarding Portfolio Managers” section in the SAI:

The portfolio manager of Highland/iBoxx Senior Loan ETF is David Owens. The following table provides information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of September 22, 2020, David Owens managed the following other client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

5.	The following paragraph and table are hereby added under the “Information Regarding Portfolio Managers – Ownership of Securities” section in the SAI:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. This information is provided as of September 22, 2020.

Name of Portfolio Manager	Dollar Range of Fund Equity Securities Beneficially Owned by Portfolio Manager
David Owens	$0

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-SNLN-SUPP-0920